Exhibit 99.2



                     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Form 10-Q of Toys "R" Us, Inc. (the "Company") for the
period ended August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis Lipschitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                           /s/ Louis Lipschitz____________
                                           -------------------------------
                                           Name:    Louis Lipschitz.
                                           Title:   Executive Vice President
                                                      - Chief Financial Officer
                                            Date:    September 12, 2002